UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 8, 2011

STRATEGIC DIAGNOSTICS INC.
(Exact name of registrant specified in its charter)

Delaware	000-68440	56-1581761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Pencader Drive Newark, Delaware		19702
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code:	(302) 456-6789

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Asset Purchase Agreement

On December 8, 2011, Strategic Diagnostics Inc., a Delaware corporation (the “Company”), Modern Water Inc., a Delaware corporation (“MW Entity #1”), and MW Monitoring IP Limited, a limited liability company incorporated under the laws of England and Wales (“MW Entity #2” and, together with MW Entity #1, “Purchaser”), entered into an Amendment No. 1 to Asset Purchase Agreement (the “Amendment”), which amended the Asset Purchase Agreement, dated as of November 10, 2011 (the “Purchase Agreement”).

As disclosed by the Company in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 16, 2011, pursuant to the terms and conditions of the Purchase Agreement, as amended by the Amendment, Purchaser acquired all of Company’s right, title, and interest in certain of the assets, equipment, inventory, and intellectual property (the “Purchased Assets”) related exclusively to the Company’s water quality and environmental product business (the “Business”).  Purchaser also assumed all of the liabilities related to the Business arising after the closing.  The purchase price for the Purchased Assets is $4,500,000, which is subject to a post-closing inventory adjustment.

The Amendment includes certain covenants and indemnification obligations of the Company which will continue after the closing.  The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.  It is not intended to provide any other factual information about the Company.  In particular, certain sections of the Amendment are qualified by information in confidential disclosure schedules provided by the Company to the Purchaser in connection with the signing of the Amendment.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 8, 2011, the Company and Purchaser closed the transactions contemplated by the Purchase Agreement, as amended by the Amendment, which transactions are summarized in Item 1.01 above.

Item 9.01.           Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit

2.1
Amendment No. 1 to Asset Purchase Agreement, dated as of December 8, 2011, by and among Strategic Diagnostics Inc., a Delaware corporation, Modern Water Inc., a Delaware corporation, and MW Monitoring IP Limited, a limited liability company incorporated under the laws of England and Wales.*

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC DIAGNOSTICS INC.

Date:	December 13, 2011	By:	/s/ Francis M. DiNuzzo
		Name:	Francis M. DiNuzzo
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1
Amendment No. 1 to Asset Purchase Agreement, dated as of December 8, 2011, by and among Strategic Diagnostics Inc., a Delaware corporation, Modern Water Inc., a Delaware corporation, and MW Monitoring IP Limited, a limited liability company incorporated under the laws of England and Wales.*

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.